UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2011

CITIZENS HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Mississippi	001-15375	64-0666512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 Main Street, Philadelphia, Mississippi		39350
(Address of principal executive offices)		(Zip Code)

(601) 656-4692

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Corporation held its Annual Meeting of Shareholders on April 26, 2011. There were 4,073,397 shares, or 84.19%, of the Corporation’s issued and outstanding shares of common stock represented either in person or by proxy at the Annual Meeting. The Corporation solicited proxies pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, and there were no solicitations in opposition to management’s solicitations.

The shareholders considered and voted upon five proposals at the Annual Meeting. The proposals were described in the Corporation’s Proxy Statement.

The first proposal was to set the number of directors to serve on the Board of Directors at ten members. The shareholders of the Corporation adopted this proposal by a vote of 4,033,107 shares for the proposal and 17,318 shares against the proposal, with 22,972 abstentions.

The second proposal concerned the election of four Class III directors to a three-year term expiring in 2014. The votes for each nominee were:

	Votes For	Votes Withheld

Daniel Adam Mars	3,267,311	38,780

David P. Webb	3,282,823	23,268

Dr. Craig Dungan	3,282,823	23,268

A. T. Williams	3,282,823	23,268

The third proposal was to conduct an advisory (non-binding) vote on the compensation paid to our executive officers. The shareholders approved the executive officer compensation by a vote of 3,265,837 for the proposal, 14,307 against the proposal and with 25,947 abstentions and 767,306 broker non-votes.

The fourth proposal was to conduct an advisory (non-binding) vote on the frequency of the vote on our executive compensation. The shareholders chose to have this vote every year with a vote of 2,723,749 for every year, 39,566 for every two years, 249,604 for every three years with 293,172 abstentions and 767,306 broker non-votes.

Based on the Board of Directors’ recommendation in the proxy Statement and the voting results with respect to the advisory vote on the frequency of the advisory vote on executive compensation, the Board of Directors resolved that the Corporation will hold an advisory vote on executive compensation annually.

Finally, the shareholders considered and voted upon a proposal to ratify HORNE LLP as the Corporation’s independent auditors for the fiscal year ending December 31, 2011. The shareholders of the Corporation adopted this proposal by a vote of 3,787,368 for the proposal to 5,991 votes against, with 280,038 abstentions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS HOLDING COMPANY

Date: April 27, 2011	By:	/s/ Robert T. Smith
Robert T. Smith
Treasurer and Chief Financial Officer,
(Principal Financial and Accounting Officer)